UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 14, 2016

Cleveland BioLabs, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
73 High Street Buffalo, NY 14203
(Address of Principal Executive Offices and zip code)

(716) 849-6810
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
Cleveland Biolabs, Inc. (the "Company") held its Annual Meeting of Stockholders on April 14, 2016 (the "2016 Annual Meeting") in Buffalo, New York. The results of matters submitted to a stockholder vote at the 2016 Annual Meeting are as follows:
Proposal 1: Election of Directors. Seven nominees were elected to serve on the Company's board of directors until the next annual meeting of stockholders and until their successors are elected and qualified with the votes set forth below:

Nominee	For	Withheld	Broker Non-Votes
James J. Antal	7,264,309	103,138	2,695,752
Anna Evdokimova	7,254,725	112,722	2,695,752
Yulia Lebedina	7,257,920	109,527	2,695,752
Richard S. McGowan, J.D.	7,263,333	104,114	2,695,752
Alexey Nechaev	7,254,735	112,712	2,695,752
Ivan Persiyanov	7,255,787	111,660	2,695,752
Lea Verny	7,258,828	108,619	2,695,752
Proposal 2: Ratification of Meaden & Moore, Ltd. as the independent registered public accounting firm for fiscal year ending December 31, 2016. The selection of Meaden & Moore, Ltd. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified with the votes set forth below:

For	Against	Abstain
9,766,063	240,492	56,644
Proposal 3: Advisory vote to approve compensation of the named executive officers. The resolution relating to the non-binding stockholder advisory vote to approve the compensation of the Company's named executive officers, as described in the Company's Proxy Statement for the 2016 Annual Meeting (the "Proxy Statement"), was approved with the votes set forth below:

For	Against	Abstain	Broker Non-Votes
7,204,146	115,865	47,436	2,695,752
Proposal 4: Approve an amendment to the Restated Certificate of Incorporation to allow for the removal of any director by the majority of the shares then entitled to vote. The resolution relating to the amendment to the Restated Certificate of Incorporation to allow for the removal of any director by the majority of the shares then entitled to vote, as described in the Proxy Statement, was approved with the votes set forth below:

For	Against	Abstain	Broker Non-Votes
6,956,283	145,203	265,961	2,695,752
Proposal 5: Approve an amendment to the Restated Certificate of Incorporation to allow for a stockholder owning 10% or more of the Company’s issued and outstanding shares to call a special meeting of the Company’s stockholders. The resolution relating to the amendment to the Restated Certificate of Incorporation to allow for a stockholder owning 10% or more of the Company’s issued and outstanding shares to call a special meeting of the Company’s stockholders, as described in the Proxy Statement, was approved with the votes set forth below:

For	Against	Abstain	Broker Non-Votes
6,982,213	377,841	7,393	2,695,752

Proposal 6: Approve an amendment to the Restated Certificate of Incorporation to render inapplicable Section 203 of the Delaware General Corporation Law. The resolution relating to the amendment to the Restated Certificate of Incorporation to render inapplicable Section 203 of the Delaware General Corporation Law, as described in the Proxy Statement, was approved with the votes set forth below:

For	Against	Abstain	Broker Non-Votes
6,955,423	384,521	27,503	2,695,752

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland BioLabs, Inc.

Date: April 15, 2016	By: /s/ YAKOV KOGAN
Name: Yakov Kogan
Title: Chief Executive Officer